OTHER REVENUES	12 Months Ended
Dec. 31, 2016
OTHER REVENUES
OTHER REVENUES

21.OTHER REVENUES

	Year ended December 31,
	2014	2015	2016	2016
	RMB	RMB	RMB	(Note2) USD
				Unaudited

Sales of application services	19,249	8,122	28	4
Sales of silver products	2,202	2,494	4,973	716
Awards from the Exchanges	—	38,005	90,528	13,039
VAT refund	—	—	45,313	6,527
Government grants and others	6,242	35,684	14,728	2,121

Total	27,693	84,305	155,570	22,407

During the year ended December 31, 2015 and 2016, the Group recognized awards of RMB 38.00 million and RMB 90.53 million from the Exchanges based on customer trading volume of the Group, respectively. Awards from the Exchanges are recognized when there is reasonable assurance that they will be received and amounts can be reasonably estimated. The outstanding award receivable from the Exchanges is RMB 6.94 million and RMB 30.83 million as at December 31, 2015 and 2016, respectively.

Government grants and others primarily consist of financial subsidies granted by provincial and local governments for operating a business in their jurisdiction. The government grants are non-recurring in nature and there is no assurance that the Group will continue to receive such government grants in the future. The outstanding government grant receivable is RMB 12.42 million as at December 31, 2015.

During the year ended December 31, 2016, the Group recognized VAT refund of RMB 45.31 million based on the VAT preferenctial policy issued by the State Administration of Tax. VAT refund is recoginized when there is resonable assurance that they will be received and amounts can be reasonably estimated. VAT refund is first recorded to offset the corresponding cost recognized by the Group, any excess refund is recognized in other revenue. The outstanding VAT refund receivable is RMB 21.84 million and RMB 43.22 million as at December 31, 2015 and 2016, respectively.